UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2005

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road
Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 14, 2005, Richard T. Rowley, the Company’s Vice President, Corporate Controller, Treasurer and Principal Accounting Officer, notified the Company that he will resign effective September 2, 2005, after the closing of the Company’s third fiscal quarter ending July 30, 2005.  Until such effective date, Mr. Rowley will continue to perform his duties and will assist the Company on transitional matters relating to his function.

Mr. Rowley’s resignation was not due to a disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005	SYNOPSYS, INC.

/s/ Rex S. Jackson
	Name:	Rex S. Jackson
	Title:	Senior Vice President, General Counsel and Secretary